CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the COUNTRY Mutual Funds Trust, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the COUNTRY Mutual Funds Trust for the year ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, that the and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the COUNTRY Mutual Funds Trust for the stated period.

/s/ Ronald R. Warfield                    /s/ William J. Hanfland
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Ronald R. Warfield                        William J. Hanfland
President, COUNTRY Mutual Funds Trust     Treasurer, COUNTRY Mutual Funds Trust

Dated:    08/28/03
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A signed original of this written statement required by Section 906 has been provided to COUNTRY Mutual Funds Trust and will be retained by COUNTRY Mutual Funds Trust and furnished to the SEC or its staff upon request. This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by COUNTRY Mutual Funds Trust for purposes of the Securities Exchange Act of 1934.